AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a $5 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities. It has a record of 30 years of success in impact investing – generating competitive returns for pension funds and other eligible funds while also providing the vital collateral benefits of union jobs and affordable housing for working people. The HIT's investments have had significant positive impacts on communities across the country.

$24.5 billion total economic impact*

- Invested over $8.5 billion nationally since inception in 1984, financed 449 projects in 29 states
- Generated 74,150 union construction jobs and 157,350 total jobs across the U.S.
- Created $9.6 billion in personal income including benefits, with $4.9 billion for construction workers
- Produced over 99,000 housing and healthcare units nationwide, with 65% of the housing units affordable or workforce housing

$3.1 billion in tax revenues*

- State and local revenue of $1 billion
- Federal revenue of nearly $2.1 billion

*Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input-output model based on HIT project data and secondary source information. Projects include those with financing by HIT's subsidiary Building America. Data current as of March 31, 2015 and in 2014 dollars.







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AFL-CIO HOUSING INVESTMENT TRUST

WORK GENERATED FOR [name of trade]

UNDER THE CONSTRUCTION JOBS INITIATIVE LAUNCHED IN 2009

Trade	Estimated Hours Worked
Name of trade	-
Total All Trades	**41,735,670**

SINCE THE HIT'S INCEPTION IN 1984

Trade	Estimated Hours Worked
Name of Trade	-
Total All Trades	**149,241,660**

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.







AFL-CIO HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
(202) 331-8055
www.aflcio-hit.com